UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 11, 2026

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 5.07 Submission of matters to a vote of security holders

HEI: The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on June 11, 2026. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of April 6, 2026, the record date for the Annual Meeting, there were 172,635,624 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the nominees to the Board of Directors, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also (1) approved, on an advisory basis, a resolution approving the compensation of HEI's named executive officers and (2) ratified the appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2026.
The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock

	For	Against	Abstain	Broker Non-Vote
Election of Directors
James A. Ajello	123,453,432	1,472,450	688,744	25,424,612
John C. Aquilino	123,571,747	1,357,747	685,132	25,424,612
Celeste A. Connors	123,175,691	1,802,839	636,096	25,424,612
Elisia K. Flores	123,393,838	1,603,981	616,807	25,424,612
Peggy Y. Fowler	121,019,850	3,959,621	635,155	25,424,612
Timothy E. Johns	123,524,246	1,422,824	667,556	25,424,612
Micah A. Kāne	123,021,305	1,927,188	666,133	25,424,612
Shelee M. T. Kimura	122,351,511	2,660,456	602,659	25,424,612
Mary E. Kipp	123,354,961	1,601,409	658,256	25,424,612
William James Scilacci, Jr.	122,706,646	2,216,549	691,431	25,424,612
Scott W. H. Seu	123,075,642	1,941,570	597,414	25,424,612
Toby B. Taniguchi	123,812,776	1,256,555	545,295	25,424,612
Advisory vote on resolution approving the compensation of HEI's named executive officers.	121,283,353	3,464,322	866,951	25,424,612
Ratification of appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2026.	148,329,328	1,587,347	1,122,563	0

Hawaiian Electric: On June 11, 2026, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at twelve, (2) elected James A. Ajello, John C. Aquilino, Celeste A. Connors, Elisia K. Flores, Peggy Y. Fowler, Timothy E. Johns (Chair), Micah A. Kāne, Shelee M. T. Kimura, Mary E. Kipp, William James Scilacci, Jr., Scott W. H. Seu, and Toby B. Taniguchi to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric's independent registered accounting firm for 2026.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Paul K. Ito	/s/ Paul K. Ito
Paul K. Ito	Paul K. Ito
Senior Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: June 15, 2026	Date: June 15, 2026

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